GILEAD FUND

ETAGX Class A Shares ETCGX Class C Shares

ETGLX Class N Shares ETILX Class I Shares

HEALTHCARE & LIFE SCIENCES FUND

ETAHX Class A Shares ETCHX Class C Shares

ETNHX Class N Shares ETIHX Class I Shares

MULTI-ASSET INCOME FUND

ETAMX Class A Shares ETCMX Class C Shares

ETNMX Class N Shares ETIMX Class I Shares

PROSPECTUS | April 1, 2017

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

FUND SUMMARY | Eventide Gilead Fund	2
FUND SUMMARY | Eventide Healthcare & Life Sciences Fund	10
FUND SUMMARY | Eventide Multi-Asset Income Fund	18
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	26
HOW TO BUY SHARES	45
HOW TO REDEEM SHARES	53
DISTRIBUTION PLANS	56
VALUING THE FUND’S ASSETS	57
DIVIDENDS, DISTRIBUTIONS & TAXES	58
MANAGEMENT OF THE FUNDS	58
FINANCIAL HIGHLIGHTS	62
APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	76
PRIVACY NOTICE	78
FOR MORE INFORMATION	80

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FUND SUMMARY | Eventide Gilead Fund

Investment Objective: The Eventide Gilead Fund (the “Gilead Fund” or the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund: The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 45 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 65, and Waivers of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	0.00%
Other Expenses	0.19%	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses[1]	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.48%	2.23%	1.43%	1.23%

1. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

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Example of Hypothetical Fund Costs

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$717	$1,016	$1,336	$2,241
Class C	$226	$697	$1,194	$2,564
Class N	$145	$452	$781	$1,712
Class I	$125	$390	$675	$1,487

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2016 was 28% of the average value of its portfolio.

Principal Investment Strategies

Normally, the Gilead Fund invests primarily in a broad range of equity securities without limitation to market capitalization. The Fund may invest without limitation in securities in companies domiciled outside the United States either directly or through American Depositary Receipts (“ADRs”).

The Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”) analyzes the performance of potential investments not only for financial strengths and outlook, but also for the company’s ability to operate with integrity and create value for customers, employees, and other stakeholders. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for corporate behavior. From time to time, the Fund may invest a substantial portion of its assets in the stock of companies in one or more sectors of the economy, such as the technology, industrial, healthcare and life sciences sectors. The Fund may invest in private companies and other companies whose securities may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Securities”). The Fund will not invest more than 15% of the Fund’s net assets in these Illiquid Securities. The Fund may invest in development stage companies. The Adviser may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or

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other conditions are likely. The Adviser may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s principles. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with its principles. The Adviser seeks to invest in companies that reflect the following values:

•	Respecting the value and freedom of all people; this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco and alcohol.
•	Demonstrating a concern for justice and peace through fair and ethical relationships with customers, suppliers and business partners and through avoidance of products and services that promote weapons production and proliferation.
•	Promoting family and community; this includes protecting children from violent forms of entertainment and also includes serving low income communities.
•	Exhibiting responsible management practices, including fair-dealing with employees, communities, competitors, suppliers and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company and its record of promoting products and services that improve the lives of people.
•	Practicing environmental stewardship; this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may also invest in community development institutions that serve the financial needs of low-to-moderate income families and communities.

Principal Risks of Investing in the Fund

As with any mutual fund, the Fund may not achieve its investment objective. The Fund’s returns will vary and you could lose money on your investment in the Fund.

Development Stage Company Risk. The Fund may invest a substantial portion of the portfolio in development stage companies that are not generating meaningful revenue.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to

EVENTIDE FUNDS Prospectus 1 April 2017	5

the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Healthcare & Life Sciences Sector Risk. Companies in the healthcare and life sciences sectors may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Industrial Sector Risk.  Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgments will produce the desired results.

Market Risk. Overall stock or bond market volatility may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels and political events and terrorism affect the securities markets.

Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

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Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Smaller Capitalization Stock Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the Adviser misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the performance of its Class N shares for each full calendar year and since the Fund’s Class N shares commenced operations, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class A, C, and I shares would have similar annual returns to Class N shares because the classes are invested in the same portfolio of securities, the returns for Class A, C, and I shares would be different from Class N shares because Class A, C, and I shares have different expenses than Class N shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

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Eventide Gilead Class N Annual Total Returns

During the period shown in the bar chart, for the Class N shares, the highest return for a quarter was 20.90% (quarter ended June 30, 2009), and the lowest return for a quarter was (25.63)% (quarter ended September 30, 2011). The Fund’s Class N year-to-date return for the period ended March 31, 2017 was 8.65%.

Average Annual Total Returns (periods ending December 31, 2016)

Class N Shares	1 Year	5 Year	Since inception (7/8/2008)
Return Before Taxes	0.90%	16.03%	13.14%
Return After Taxes on Distributions	0.90%	15.92%	12.72%
Return After Taxes on Distributions and Sale of Fund Shares	0.51%	12.97%	10.70%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	9.23%
Russell Midcap Growth Index	7.33%	13.51%	9.22%

Class A Shares	1 Year	5 Year	Since inception (10/28/2009)
Return Before Taxes	(4.99)%	14.61%	15.15%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	13.62%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	7.33%	13.51%	14.17%

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Class C Shares	1 Year	5 Year	Since inception (10/28/2009)
Return Before Taxes	(0.92)%	15.09%	15.21%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	13.62%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	7.33%	13.51%	14.17%

Class I Shares	1 Year	5 Year	Since inception (2/10/2010)
Return Before Taxes	1.12%	16.25%	14.10%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	13.17%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	7.33%	13.51%	13.23%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class N shares. After-tax returns for Class A, Class C and Class I shares which are not shown, will vary from those of Class N shares.

Adviser. Eventide Asset Management, LLC is the Fund's investment adviser.

Portfolio Managers. Finny Kuruvilla, Chief Investment Officer of the Adviser, and David Barksdale, Chief Financial Officer of the Adviser, serve as the Fund's Co-Portfolio Managers. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund. Dr. Kuruvilla has served the Fund in this capacity since the Fund commenced operations in 2008, and Mr. Barksdale has served in this capacity since 2010.

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C and Class N Shares of the Fund is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY | Eventide Healthcare & Life Sciences Fund

Investment Objective. The Eventide Healthcare & Life Sciences Fund (the “Healthcare & Life Sciences Fund” or the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund. The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 45 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 65 and Waivers of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 180 days)	1.00%	1.00%	1.00%	1.00%
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	0.00%
Other Expenses	0.22%	0.22%	0.22%	0.22%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	1.60%	2.35%	1.55%	1.35%

1. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2. Total Annual Fund Operating Expenses have been restated to reflect current expenses.

Example of Hypothetical Fund Costs. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$728	$1,051	$1,396	$2,366
Class C	$238	$733	$1,255	$2,686
Class N	$158	$490	$845	$1,845
Class I	$137	$428	$739	$1,624

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2016 was 28% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity and equity-related securities of companies in the healthcare and life sciences sectors, including common stock, options, preferred stock and convertible debt. Healthcare and life sciences companies include those companies that derive or are expected to derive 50% or more of their revenue from healthcare and life science products and services including, but not limited to, biotechnology, pharmaceuticals, diagnostics, life science tools, medical devices, healthcare information technology, healthcare services, synthetic biology, agricultural and environmental management, and pharmaceutical manufacturing products and services. These companies may include private and other companies whose securities may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Securities”). The Fund will not invest more than 15% of the Fund’s net assets in these Illiquid Securities. These companies may include development stage companies. The Fund may invest without limitation in securities of companies domiciled outside the United States either directly or through American Depositary Receipts (“ADRs”). The Fund may invest in securities of companies of any market capitalization.

The Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”) utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential. The Adviser favors investments that it believes will have relatively low correlation to the overall market. The valuation of these investments may respond dramatically to clinical trial outcomes or regulatory decisions, providing atypical upside or downside volatility.

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The Adviser uses options strategies, such as calls, covered calls, and puts on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Adviser will only make use of these derivative strategies where the derivatives’ underlying security is within or related to the sectors in which the Fund normally invests.

The Fund concentrates investments in the drug related industries because, under normal circumstances, it invests over 25% of its assets in drug related industries. This group of industries includes pharmaceutical, biotech and similar companies that primarily develop, produce or distribute drugs, medicines, diagnostic chemicals and biological products used to diagnose, prevent or treat diseases or maintain health.

The Adviser analyzes each potential investment’s ability to operate with integrity and create value for customers, employees, and other stakeholders. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for corporate behavior. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with its principles. The Adviser seeks to invest in companies that reflect the following values:

•	Respecting the value and freedom of all people; this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco and alcohol.
•	Demonstrating a concern for justice and peace through fair and ethical relationships with customers, suppliers and business partners and through avoidance of products and services that promote weapons production and proliferation.
•	Promoting family and community; this includes protecting children from violent forms of entertainment and also includes serving low income communities.
•	Exhibiting responsible management practices, including fair-dealing with employees, communities, competitors, suppliers and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company and its record of promoting products and services that improve the lives of people.
•	Practicing environmental stewardship; this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company’s practices are no longer consistent with the Adviser’s principles.

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Principal Risks of Investing in the Fund

As with any mutual fund, the Fund may not achieve its investment objective. The Fund’s returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Development Stage Company Risk. The Fund may invest a substantial portion of the portfolio in development stage companies that are not generating meaningful revenue.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Healthcare & Life Sciences Sector Risk. Because the Fund normally invests at least 80% of its assets in the healthcare and life science sectors, the Fund’s performance largely depends—for better or for worse—on the overall condition of these sectors. Companies in the healthcare and life sciences sectors, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, because the Fund’s investments are concentrated in the drug related industries.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

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Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgments will produce the desired results.

Market Risk. Overall stock or bond market volatility may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price because the Fund will no longer hold the underlying security. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Smaller Capitalization Stock Risk. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and companies may have limited markets, product lines or financial resources and lack management experience.

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the Adviser misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the performance of its Class A shares for each full calendar year and since the Fund’s Class A shares commenced operations, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C, N and I shares would have similar annual returns to Class A shares because the classes are invested in the

EVENTIDE FUNDS Prospectus 1 April 2017	15

same portfolio of securities, the returns for Class C, N, and I shares would be different from Class A shares because Class C, N and I shares have different expenses than Class A shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

Eventide Healthcare & Life Sciences Class A Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, for the Class A shares, the highest return for a quarter was 25.80% (quarter ended September 30, 2013), and the lowest return for a quarter was (23.78)% (quarter ended March 31, 2016). The Fund’s Class A year-to-date return for the period ended March 31, 2017 was 12.86%.

Average Annual Total Returns (periods ending December 31, 2016)

Class A Shares	1 Year	Since inception (12/27/2012)
Return Before Taxes	(21.06)%	17.33%
Return After Taxes on Distributions	(21.06)%	17.25%
Return After Taxes on Distributions and Sale of Fund Shares	(11.92)%	13.90%

Class C Shares	1 Year	Since inception (12/27/2012)
Return Before Taxes	(17.70)%	18.21%

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Class N Shares	1 Year	Since inception (12/27/2012)
Return Before Taxes	(16.20)%	19.17%

Class I Shares	1 Year	Since inception (12/27/2012)
Return Before Taxes	(16.03)%	19.39%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.45%
S&P Biotechnology Select Industry Index (reflects no deduction for fees, expenses or taxes)*	(15.61)%	19.45%
Eventide Healthcare & Life Sciences Blend Index (reflects no deduction for fees, expenses or taxes)**	5.50%	21.21%

* The secondary index for the Fund has been changed from the Eventide Healthcare & Life Sciences Blend Index to the S&P Biotechnology Select Industry Index. This change was made because the Adviser of the Fund believes that the composition of the S&P Biotechnology Select Industry Index better reflects the risks and opportunities of the Fund’s portfolio.

**The Healthcare Blended Index is composed of equal parts of the S&P 400 Healthcare Index and the S&P 600 Healthcare Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class N, Class C and Class I shares which are not shown, will vary from those of Class A shares.

Adviser. Eventide Asset Management, LLC is the Fund's investment adviser.

Portfolio Manager. Finny Kuruvilla serves as the Fund's Portfolio Manager. Dr. Kuruvilla has served the Fund in this capacity since the Fund commenced operations.

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C, and Class N shares of the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan.

EVENTIDE FUNDS Prospectus 1 April 2017	17

If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

EVENTIDE FUNDS Prospectus 1 April 2017	18

FUND SUMMARY | Eventide Multi-Asset Income Fund

Investment Objective. The Eventide Multi-Asset Income Fund (the “Multi-Asset Income Fund” or the “Fund”) seeks current income while maintaining the potential for capital appreciation.

Fees and Expenses of the Fund. The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 45 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 65 and Waivers of Up-Front Sales Charge on Class A Shares on page 67.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load)	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	0.00%
Other Expenses[1]	1.15%	1.08%	1.13%	1.08%
Acquired Fund Fees and Expenses [1]	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	2.46%	3.14%	2.39%	2.14%
Fee Waiver and/or Expense Reimbursement[2]	(0.93)%	(0.86)%	(0.91)%	(0.86)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.53%	2.28%	1.48%	1.28%

1. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2. The Fund’s adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.20%, 1.95%, 1.15% and 0.95% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through March 31, 2018. This agreement may only be terminated by the Fund’s Board of

EVENTIDE FUNDS Prospectus 1 April 2017	19

Trustees on 60 days’ written notice to the Adviser and upon the termination of the Management Agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example of Hypothetical Fund Costs. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$722	$1,214	$1,731	$3,144
Class C	$231	$888	$1,570	$3,389
Class N	$151	$658	$1,193	$2,657
Class I	$130	$587	$1,070	$2,405

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2016 was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund has significant flexibility to achieve its investment objective by primarily investing in a broad universe of income-producing securities. These securities include debt and equity securities of companies in the U.S. and other markets around the world, including emerging markets. The Fund’s investments in foreign securities may be made, either directly or through American Depository Receipts, without limitation.

The Fund has broad discretion to invest in securities as deemed appropriate by the Adviser in the pursuit of the Funds objectives. These securities may include but are not limited to common stocks, yieldcos ( dividend growth-oriented public companies created by a parent company, which bundles renewable and/or conventional long-term contracted operating assets in order to generate cash flow), real estate investment trusts, business development companies, master limited partnerships (“MLPs”), preferred stocks, corporate bonds, government agency bonds, municipal bonds, mortgage-backed securities, options, exchange traded notes and other investment companies (including exchange traded funds, mutual funds and closed-end funds). The Fund may invest in a particular

EVENTIDE FUNDS Prospectus 1 April 2017	20

type of security without limitation but will limit its investment in a particular industry and in MLPs to less than 25% of the Fund’s net assets. The Fund may invest in companies of any market capitalization. The Fund may invest in bonds of any maturity and, under normal market conditions, the bonds held in the Fund’s portfolio are expected to have an average duration of between two and eight years. The Fund may invest in bonds of any credit quality, including, without limitation, non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may invest up to 15% of its net assets in companies whose securities may have legal or contractual restrictions on resale or are otherwise illiquid.

The Adviser may use options, such as puts or calls on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes prudent. To enhance income the Adviser has the ability to sell call options on stocks held in the portfolio (covered call writing). In exchange for the option premium received the fund will give up potential upside in the underlying stock. The Adviser also has the ability to write put options on stocks deemed to be attractive purchases at lower price levels. The Adviser may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

The Adviser uses a two-step process to select securities for the Fund’s portfolio. The Adviser begins the investment process with a “top down” analysis to select a variety of asset classes that it believes offer the best opportunity for current income and/or capital appreciation. The Adviser considers several factors including an assessment of current income opportunities, the potential for income growth, valuation, capital appreciation potential and/or portfolio risk/return attributes. Next, the Adviser performs a fundamental “bottom-up” analysis to evaluate specific securities for inclusion in the Fund’s portfolio. The Adviser seeks to invest securities that, in its opinion, are attractively valued, provide attractive current income, provide income appreciation potential, provide capital appreciation potential, and/or help to reduce overall portfolio volatility.

The Adviser has retained Boyd Watterson Asset Management, LLC (the “Sub-Adviser”) to manage some or all of the Fund’s assets allocated for investment in the intermediate-term bond portion of the Fund’s portfolio. The intermediate-term bond portion of the Fund’s portfolio may represent 0% to 100% of the Fund’s portfolio. In selecting securities for investment by the Fund, the Sub-Adviser employs a top-down approach to determine how to structure the bond allocation taking in to consideration duration, maturity, and sector allocation. The Sub-Adviser then initiates a process of security analysis based on several factors including, but not limited to, economic trends, industry assessments and issuer specific credit fundamentals.

In addition, the Adviser analyzes each potential investment’s ability to operate with integrity and create value for customers, employees, and other stakeholders. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s ideal characteristics of good corporate behavior. There is no guarantee that the Adviser will be able to

EVENTIDE FUNDS Prospectus 1 April 2017	21

successfully screen out all companies that are inconsistent with its principles. The Adviser seeks to invest in companies that reflect the following values:

•	Respecting the value and freedom of all people; this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco and alcohol.
•	Demonstrating a concern for justice and peace through fair and ethical relationships with customers, suppliers and business partners and through avoidance of products and services that promote weapons production and proliferation.
•	Promoting family and community; this includes protecting children from violent forms of entertainment and also includes serving low-income communities.
•	Exhibiting responsible management practices, including fair-dealing with employees, communities, competitors, suppliers and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company and its record of promoting products and services that improve the lives of people.
•	Practicing environmental stewardship; this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Securities may be sold when the Adviser or Sub-Adviser believe that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s principles. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with its principles.

Distribution Policy. The Fund’s distribution policy is to make no more than twelve distributions to shareholders per calendar year. The frequency of distributions will be based on the availability of distributable income and the investment needs of the Fund. The level of periodic distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related

Risks – Principal Investment Strategies - Distribution Policy.”

Principal Risks of Investing in the Fund

As with any mutual fund, the Fund may not achieve its investment objective. The Fund’s returns will vary and you could lose money on your investment in the Fund.

EVENTIDE FUNDS Prospectus 1 April 2017	22

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

Allocation Risk. If the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to

EVENTIDE FUNDS Prospectus 1 April 2017	23

changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Limited History of Operations. The Fund has a limited history of operations for investors to evaluate.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Lower Quality Debt Risk. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to

EVENTIDE FUNDS Prospectus 1 April 2017	24

be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price because the Fund will no longer hold the underlying security. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Segregation Risk. In order to secure its obligations to cover its short positions on options, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Small and Mid-Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its

EVENTIDE FUNDS Prospectus 1 April 2017	25

own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Yieldcos Risk. Investments in securities of yieldcos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the yieldco and the company responsible for the formation of the yieldco (the "Yieldco Sponsor”). Yieldcos typically remain dependent on the management and administration services provided by or under the direction of the Yieldco Sponsor and on the ability of the Yieldco Sponsor to identify and present the yieldco with acquisition opportunities, which may often be assets of the Yieldco Sponsor itself. To the extent that the yieldco relies on the Yieldco Sponsor for developing new assets for potential future acquisitions, the yieldco may be dependent on the development capabilities and financial health of the Yieldco Sponsor. Yieldco Sponsors may have interests that conflict with the interests of the yieldco, and may retain control of the yieldco via classes of stock held by the Yieldco Sponsor. Any event that limits the yieldco’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the yieldco’s share price.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the performance of its Class A shares for each full calendar year and since the Fund’s Class A shares commenced operations, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C, N and I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C, N and I shares would be different from Class A shares because Class C , N and I shares have different expenses than Class A shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

EVENTIDE FUNDS Prospectus 1 April 2017	26

Eventide Multi-Asset Income Fund Class A Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, for the Class A shares, the highest return for a quarter was 3.73% (quarter ended September 30, 2016), and the lowest return for a quarter was (1.53)% (quarter ended December 31, 2016). The Fund’s Class A year-to-date return for the period ended March 31, 2017 was 4.24%.

Average Annual Total Returns (periods ending December 31, 2016)

Class A Shares	1 Year	Since inception (7/15/2015)
Return Before Taxes	2.72%	0.57%
Return After Taxes on Distributions	1.97%	-0.02%
Return After Taxes on Distributions and Sale of Fund Shares	1.84%	0.29%
Class C Shares	1 Year	Since inception (7/15/2015)
Return Before Taxes	8.19%	3.96%

Class N Shares	1 Year	Since inception (7/15/2015)
Return Before Taxes	8.99%	4.78%
Class I Shares	1 Year	Since inception (7/15/2015)
Return Before Taxes	9.23%	4.99%

EVENTIDE FUNDS Prospectus 1 April 2017	27
MSCI ACWI (net) Index (reflects no deduction for fees, expenses or taxes)	7.86%	0.83%
Eventide Multi-Asset Blend Index (reflects no deduction for fees, expenses or taxes)*	5.92%	1.60%

*The Multi-Asset Income Blend is composed of 60% MSCI All Country World Index (Net) and 40% Barclay’s Aggregate Bond Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class N, Class C and Class I shares which are not shown, will vary from those of Class A shares.

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

Sub-Adviser. Boyd Watterson Asset Management, LLC is the Fund’s investment sub-adviser.

Portfolio Managers. Martin A. Wildy, CFA, Portfolio Manager of the Adviser, is the Lead Portfolio Manager of the Fund. David M. Dirk, co-Director of Fixed Income of the Sub-Adviser, serves as a Portfolio Manager for those assets allocated to the Sub-Adviser. Messrs. Wildy and Dirk have served the Fund in this capacity since the Fund commenced operations in 2015.

Purchase and Sale of Fund Shares. The minimum initial investment in the Class A, Class C and Class N shares of the Fund is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check or wire transfer.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EVENTIDE FUNDS Prospectus 1 April 2017	28

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Fund	Objective
Gilead Fund	Long-term capital appreciation.
Healthcare & Life Sciences Fund Multi-Asset Income Fund	Long-term capital appreciation. Current income while maintaining the potential for capital appreciation.

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objective or the Healthcare & Life Sciences Fund’s policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in equity and equity-related securities of healthcare and life sciences companies, shareholders will be given 60 days’ advance notice. The Healthcare & Life Sciences Fund’s fundamental policy to invest over 25% of its assets in drug related industries is fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

The Funds’ main investment strategies described in this prospectus are the strategies that the Adviser believes are most likely to be important in trying to achieve each Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Funds’ Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 877-771-3836 or visit the Funds’ website www.eventidefunds.com.

GILEAD FUND

Normally, the Gilead Fund invests primarily in a broad range of equity securities without limitation to market capitalization. The Fund may invest without limitation in securities in companies domiciled outside the United States either directly or through ADRs.

The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential. The Adviser primarily considers securities for the Fund’s portfolio based on analysis of the holdings and recommendations of investors, analysts, firms or strategies that, in the Adviser’s opinion, have exhibited superior results, but the Adviser will also consider securities that the Adviser believes are undervalued based on indicators such as the price-to-sales ratio or future free cash flow estimates. This pool of securities represents the potential universe of securities for the Fund. The Adviser

EVENTIDE FUNDS Prospectus 1 April 2017	29

analyzes these securities to identify what it believes are the most attractive investment opportunities for the Fund. From time to time, the Fund may invest a substantial portion of its assets in the stock of companies in one or more sectors of the economy, such as the technology, industrials, healthcare and life sciences sectors. The Fund may invest in Illiquid Securities. The Fund will not invest more than 15% of the Fund’s net assets in these Illiquid Securities. The Fund may invest in development stage companies. The Adviser may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

The Adviser may engage in frequent buying and selling of the Fund’s investments to achieve the Fund’s objective. The Adviser analyzes each potential investment’s ability to operate with integrity and create value for customers, employees, and other stakeholders. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for corporate behavior. The Adviser seeks to invest in companies that reflect the following values:

•	Respecting the value and freedom of all people; this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco and alcohol.
•	Demonstrating a concern for justice and peace through fair and ethical relationships with customers, suppliers and business partners and through avoidance of products and services that promote weapons production and proliferation.
•	Promoting family and community; this includes protecting children from violent forms of entertainment and also includes serving low income communities.
•	Exhibiting responsible management practices, including fair-dealing with employees, communities, competitors, suppliers and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company and its record of promoting products and services that improve the lives of people.
•	Practicing environmental stewardship; this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Consistent with the Adviser’s values, the Fund may also invest in community development institutions that serve the financial needs of low-to-moderate income families and communities.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer

EVENTIDE FUNDS Prospectus 1 April 2017	30

consistent with the Adviser’s principles. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with its principles.

Puts and Calls

The Fund may buy and sell (write) call options on individual securities. The purchaser of a call option has the right to buy a security from the seller at a predetermined price (exercise price) during the life of the option. An option is considered “covered” if the seller owns the security against which the option is written. As the seller of a call option, the Fund receives a premium from the purchaser of the option, which provides additional income to the Fund. The Fund may also buy and sell (write) put options. A put option gives the buyer the right to sell (or “put”) a security at a fixed price within a given time frame in exchange for a premium paid by the buyer. If the market price drops below the strike price, the buyer will be able to sell the security for the strike price, thereby limiting the buyer’s potential loss until the option expires.

Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Fund will engage in transactions in put and call options on securities indices for the same purposes as it engages in transactions in options on securities.

HEALTHCARE & LIFE SCIENCES FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity and equity-related securities of companies in the healthcare and life sciences sectors, including common stock, options, preferred stock and convertible debt. Healthcare and life sciences companies include those companies that derive or are expected to derive 50% or more of their revenue from healthcare and life science products and services including, but not limited to, biotechnology, pharmaceuticals, diagnostics, life science tools, medical devices, healthcare information technology, healthcare services, synthetic biology, agricultural and environmental management, and pharmaceutical manufacturing products and services. These investments may include Illiquid Securities. The Fund will not invest more than 15% of the Fund’s net assets in these Illiquid Securities. These companies may include development stage companies. The Fund may invest without limitation in securities of companies domiciled outside the United States either directly or through ADRs. The Fund may invest in securities of companies of any market capitalization.

The Adviser utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio. The Adviser seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities or have significant near-term appreciation potential. The Adviser favors investments that it believes will have relatively low

EVENTIDE FUNDS Prospectus 1 April 2017	31

correlation to the overall market. The valuation of these investments may respond dramatically to clinical trial outcomes or regulatory decisions, providing atypical upside or downside volatility.

The Adviser uses options strategies, such as calls, covered calls, and puts on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Adviser will only make use of these derivative strategies where the derivatives’ underlying security is within or related to the sectors in which the Fund normally invests.

The Fund concentrates investments in the drug related industries because, under normal circumstances, it invests over 25% of its assets in drug related industries. This group of industries includes pharmaceutical, biotech and similar companies that primarily develop, produce or distribute drugs, medicines, diagnostic chemicals and biological products used to diagnose, prevent or treat diseases or maintain health.

The Adviser analyzes each potential investment’s ability to operate with integrity and create value for customers, employees, and other stakeholders. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for corporate behavior. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with its principles. The Adviser seeks to invest in companies that reflect the following values:

▪	Respecting the value and freedom of all people; this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco and alcohol.
▪	Demonstrating a concern for justice and peace through fair and ethical relationships with customers, suppliers and business partners and through avoidance of products and services that promote weapons production and proliferation.
▪	Promoting family and community; this includes protecting children from violent forms of entertainment and also includes serving low income communities.
▪	Exhibiting responsible management practices, including fair-dealing with employees, communities, competitors, suppliers and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company and its record of promoting products and services that improve the lives of people.
▪	Practicing environmental stewardship; this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

The Adviser may engage in frequent buying and selling of the Fund’s investments to achieve the Fund’s objective. Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company’s practices are no longer consistent with the Adviser’s principles.

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MULTI-ASSET INCOME FUND

The Fund has significant flexibility to achieve its investment objective by primarily investing in a broad universe of income-producing securities. These securities include debt and equity securities of companies in the U.S. and other markets around the world, including emerging markets. The Fund’s investments in foreign securities may be made, either directly or through American Depository Receipts, without limitation.

The Fund has broad discretion to invest in securities as deemed appropriate by the Adviser in the pursuit of the Funds objectives. These securities may include but are not limited to common stocks, yieldcos, real estate investment trusts, business development companies, MLPs, preferred stocks, corporate bonds, government agency bonds, municipal bonds, mortgage-backed securities, options, exchange traded notes and other investment companies (including exchange traded funds, mutual funds and closed-end funds). The Fund may invest in a particular type of security without limitation but will limit its investment in a particular industry and in MLPs to less than 25% of the Fund’s net assets. The Fund may invest in companies of any market capitalization. The Fund may invest in bonds of any maturity and, under normal market conditions, the bonds held in the Fund’s portfolio are expected to have an average duration of between two and eight years. The Fund may invest in bonds of any credit quality, including, without limitation, non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds). The Fund may invest up to 15% of its net assets in Restricted Securities.

The Adviser may use options, such as puts or calls on individual securities, as well as options on securities indices, to enhance returns, generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes prudent. To enhance income the Adviser has the ability to sell call options on stocks held in the portfolio (covered call writing). In exchange for the option premium received the fund will give up potential upside in the underlying stock. The Adviser also has the ability to write put options on stocks deemed to be attractive purchases at lower price levels. The Adviser may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

The Adviser uses a two step process to select securities for the Fund’s portfolio. The Adviser begins the investment process with a “top down” analysis to select a variety of asset classes that it believes offer the best opportunity for current income and/or capital appreciation. The Adviser considers several factors including an assessment of current income opportunities, the potential for income growth, valuation, capital appreciation potential, and/or portfolio risk/return attributes. Next, the Adviser performs a fundamental “bottom-up” analysis to evaluate specific securities for inclusion in the Fund’s portfolio. The Adviser seeks to invest securities that, in its opinion, are attractively valued, provide attractive current income, provide income appreciation potential, provide capital appreciation potential, and/or help to reduce overall portfolio volatility.

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The Adviser has retained the Sub-Adviser to manage some or all of the Fund’s assets allocated for investment in the intermediate-term bond portion of the Fund’s portfolio. The intermediate-term bond portion of the Fund’s portfolio may represent 0% to 100% of the Fund’s portfolio. In selecting securities for investment by the Fund, the Sub-Adviser employs a top-down approach to determine how to structure the bond allocation taking into consideration duration, maturity, and sector allocation. The Sub-Adviser then initiates a process of security analysis based on several factors including, but not limited to, economic trends, industry assessments and issuer specific credit fundamentals.

In addition, the Adviser analyzes each potential investment’s ability to operate with integrity and create value for customers, employees, and other stakeholders. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s ideal characteristics of good corporate behavior. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with its principles. The Adviser seeks to invest in companies that reflect the following values:

▪	Respecting the value and freedom of all people; this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco and alcohol.
▪	Demonstrating a concern for justice and peace through fair and ethical relationships with customers, suppliers and business partners and through avoidance of products and services that promote weapons production and proliferation.
▪	Promoting family and community; this includes protecting children from violent forms of entertainment and also includes serving low-income communities.
▪	Exhibiting responsible management practices, including fair-dealing with employees, communities, competitors, suppliers and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company and its record of promoting products and services that improve the lives of people.
▪	Practicing environmental stewardship; this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Securities may be sold when the Adviser or Sub-Adviser believe that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s principles. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with its principles.

Distribution Policy and Goals (Multi-Asset Income Fund Only)

The Fund’s distribution policy is to make no more than twelve distributions to shareholders per calendar year. The frequency of distributions will be based on the availability of distributable income and the investment needs of the Fund. The level of periodic distributions (including any return of capital) is not fixed and is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Income may be distributed regardless of whether such income will be treated as return of capital.

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The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) no more than twelve times per year and substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.

Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Non-Principal Investment Strategy

In addition, each Fund may engage in short selling with up to 10% of its assets.

Manager-of-Managers Order (Multi-Asset Income Fund Only)

The Trust and the Adviser have applied for and obtained an exemptive order (the “Order”) from the SEC that would permit the Adviser, with the Trust’s Board of Trustees’ approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The Order permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Trustees believe such action will benefit the Fund and its shareholders.

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Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. A Fund may also use options strategies that the Adviser believes may mitigate the effects of adverse conditions in order to continue to pursue its investment objective. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will not be able to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. A Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Risks of Investing in the Fund

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective. The Fund’s returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Also, an investment in the Fund is not a complete investment program.

The following summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of some of the principal investment risks described in the Fund's Fund Summary section of the Prospectus.

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Risks	Gilead Fund	Healthcare & Life Sciences Fund	Multi-Asset Income Fund
Allocation Risk			✓
Credit Risk			✓
Development Stage Company Risk	✓	✓
Distribution Policy Risk			✓
Emerging Market Risk			✓
Equity Security Risk	✓	✓	✓
Ethical Investment Risk	✓	✓	✓
Fixed Income Risk			✓
Foreign Securities Risk	✓	✓	✓
Healthcare and Life Sciences Sector Risk	✓	✓
Hedging Risk			✓
Income Risk			✓
Industrial Sector Risk	✓
Industry Concentration Risk		✓
Junk Bond Risk			✓
Limited History of Operations Risk			✓
Liquidity Risk	✓	✓	✓
Lower Quality Debt Risk			✓
Management Risk	✓	✓	✓
Market Risk	✓	✓	✓
Medium (Mid) Capitalization Stock Risk			✓
Options Risk	✓	✓	✓
Real Estate Risk			✓
Security Risk	✓	✓	✓
Segregation Risk			✓
Short Selling Risk[1]	✓	✓	✓
Smaller Capitalization Stock Risk	✓	✓	✓
Stock Value Risk	✓	✓	✓
Technology Sector Risk	✓
U.S Agency Security Risk			✓
Underlying Fund Risk			✓
Yieldcos Risk			✓

1 Non-Principal Risk

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Allocation Risk. If the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Development Stage Company Risk. The Fund may invest a substantial portion of the portfolio in development stage companies that are not generating meaningful revenue. The prospects of development stage companies in the healthcare and life sciences sectors may depend entirely on the outcomes of research and development, clinical trials and uncertain regulatory outcomes for a small number of products. If these fail, these companies may decline in value substantially.

Distribution Policy Risk. The Fund distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

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Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines. The Fund’s ethical screening criteria limits the potential universe of investments and could cause it to avoid investments that subsequently perform well.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Healthcare & Life Sciences Sector Risk. Because the Fund normally invests at least 80% of its assets in the healthcare and life science sectors, the Fund’s performance largely depends—for better or for worse—on the overall condition of these sectors. Companies in the healthcare and life sciences sectors, including drug related companies, may be heavily dependent on clinical trials with uncertain outcomes and decisions made by governments and regulatory authorities. Further, these

EVENTIDE FUNDS Prospectus 1 April 2017	39

companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Healthcare and life sciences companies are also subject to litigation based on infringement claims. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments. In addition, companies in the healthcare and life sciences sectors group may not be financially profitable and thus subject to additional risks.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Industrial Sector Risk.  Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, because the Fund’s investments are concentrated in the drug related industries.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Limited History of Operations. The Fund is a relatively new mutual fund and has a limited history of operations for investors to evaluate.

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Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid securities and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund's investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Lower Quality Debt. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgments will produce the desired results.

Market Risk. Overall stock or bond market volatility may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets. The Fund's investments may decline in value if markets perform poorly. There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Medium (Mid) Capitalization Stock Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. The use of derivative instruments, such

EVENTIDE FUNDS Prospectus 1 April 2017	41

as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. There can be no guarantee the securities held by the Fund will appreciate in value. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Segregation Risk. In order to secure its obligations to cover its short positions on options, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Selling Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. These aspects of short selling increase the costs to the Fund and will reduce its rate of return. Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

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Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the Adviser misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing only stocks of a particular market capitalization, sector or investment strategy).

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Additional risks of investing in ETFs and mutual funds are described below:

Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the Adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

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ETF Tracking Risk. Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

Inverse Correlation Risk. Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Adviser correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

Management Risk. When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject to management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.

Net Asset Value and Market Price Risk. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

Strategies Risk. Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Yieldcos Risk. Investments in securities of yieldcos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the yieldco and the company responsible for the formation of the yieldco (the "Yieldco Sponsor”). Yieldcos typically remain dependent on the management and administration services provided by or under the direction of the Yieldco Sponsor and on the ability of the Yieldco Sponsor to identify and present the yieldco with acquisition opportunities, which may often be assets of the Yieldco Sponsor itself. To

EVENTIDE FUNDS Prospectus 1 April 2017	44

the extent that the yieldco relies on the Yieldco Sponsor for developing new assets for potential future acquisitions, the yieldco may be dependent on the development capabilities and financial health of the Yieldco Sponsor. Yieldco Sponsors may have interests that conflict with the interests of the yieldco, and may retain control of the yieldco via classes of stock held by the Yieldco Sponsor. Congress voted not to extend bonus depreciation in 2015 for qualifying capital equipment, meaning new yieldco assets could be subject to slower depreciation schedules and less ability to minimize tax liabilities. Additionally, Congress could vote to eliminate production tax credits (“PTCs”) for green energy projects, which could reduce the profitability of companies, including yieldcos that operate in the renewable energy space. Yieldco securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards yieldcos or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of yieldcos, generally measured in terms of distributable cash flow). A yieldco’s share price is typically a multiple of its distributable cash flow. Therefore any event that limits the yieldco’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the yieldco’s share price. Prices of yieldco securities also can be affected by fundamentals unique to the company, including the robustness and consistency of its earnings and its ability to meet debt obligations including the payment of interest and principle to creditors. Yieldcos may distribute all or substantially all of the cash available for distribution, which may limit new acquisitions and future growth. Yieldcos may finance its growth strategy with debt, which may increase the yieldco’s leverage and the risks associated with the yieldco. The ability of a yieldco to maintain or grow its dividend distributions may depend on the entity’s ability to minimize its tax liabilities through the use of accelerated depreciation schedules, tax loss carryforwards, and tax incentives. Changes to the current tax code could result in greater tax liabilities, which would reduce the yieldco’s distributable cash flow.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in

EVENTIDE FUNDS Prospectus 1 April 2017	45

financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

▪  the name of the Fund and share class

▪  the dollar amount of shares to be purchased

▪  a completed purchase application or investment stub

▪  check payable to the applicable Fund

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Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A and Class C shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C, Class N, and Class I shares in this prospectus. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. Additionally, Class I shares have a minimum initial investment amount of $100,000. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Class A shares are subject to a 12b-1 fee that is lower than the 12b-1 fee for the Class C shares, and higher than the 12b-1 fee for Class N shares.

The up-front Class A sales charge and the commissions payable by you at the time of investment to dealers for the Funds are as follows:

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Amount of Purchase	Sales Charge (% of Public Offering Price)	Sales Charge (% of Net Amount Invested)	Authorized Dealer Commission (% of Public Offering Price)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above[1,2]	0.00%	0.00%	0.00%

1. In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within eighteen month of purchase. Certain intermediaries may provide different CDSC waivers or discounts which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers”.

2. The Funds’ Adviser may pay a 1.00% commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

Class A Sales Charge Reductions.

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent. An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation. You may add the current value of all of your existing Eventide Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Eventide Funds’ investments held by the members of your immediate family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The

EVENTIDE FUNDS Prospectus 1 April 2017	48

value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Class A Sales Charge Waivers. Each Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s adviser or its affiliates and certain employee benefit plans for employees of the Fund’s investment adviser; (4) authorized retirement plans serviced or sponsored by financial intermediaries, provided that such financial intermediary has entered into an agreement with the Fund or distributor with respect to such purchases at NAV; (5) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (6) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s adviser for their own accounts; (7) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases; and (8) financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Reinvestment Privilege. Within 90 days of redeeming certain Class A shares, the redemption proceeds may be reinvested without a sales charge in Class A shares of any fund in the Eventide family of funds. This privilege applies to redemptions of Class A shares that were subject to an initial sales charge. You or your financial adviser must ask the Funds’ transfer agent for this privilege in writing at the time of reinvestment and must identify the account from which the redemption was made.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within eighteen months of purchase (excluding shares purchased with reinvested dividends and/or

EVENTIDE FUNDS Prospectus 1 April 2017	49

distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Additional information is available by calling 877-771-3836. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Fund at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time. Information on sales charge reductions and/or waivers is not separately available on the Fund’s website because it is contained in this Prospectus.

Certain intermediaries may provide for different sales charge discounts which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00%, payable to the adviser or selected dealers. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class N Shares

You can buy class N shares at NAV. Class N shares are subject to a 12b-1 fee of 0.20%, payable to the adviser or selected dealers.

Class I Shares

You can buy Class I shares at NAV. Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee. Availability of Class I shares is subject to agreement between the distributor and financial intermediary.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 877-771-3836 or visit www.eventidefunds.com to request a Shareholder Account Application. You will need to establish

EVENTIDE FUNDS Prospectus 1 April 2017	50

an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Eventide Funds
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 877-771-3836 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds’ custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We

EVENTIDE FUNDS Prospectus 1 April 2017	51

may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in Class A, Class C and Class N shares of the Funds is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares is $100,000 for all accounts. Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at 877-771-3836.

Additional Investments

The minimum subsequent investment in the Funds is $50. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 877-771-3836 or by writing to the Fund at:

Eventide Funds
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha NE 68130

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Other Purchase Information

The Funds may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. The Funds are deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Funds significantly invest in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

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HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good order, should be addressed to:

Eventide Funds
c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha NE 68130

Good Order means your request for redemption must include:

▪  the Fund name and account number

▪  the account name(s) and address

▪  the dollar amount or number of shares to be redeemed

▪  signatures of all registered share owners in the exact names and any special capacities in which they are registered

The Funds may require that the signatures be guaranteed if the mailing address of the account has been changed within 30 days of the redemption request. The Funds may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 877-771-3836 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization. The Funds will not make checks payable to anyone other than the shareholder of record.

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By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 877-771-3836. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Redemption Fee. Currently, the Gilead Fund and Multi-Asset Income Fund do not charge a redemption fee. The Healthcare & Life Sciences Fund charges 1.00% redemption fee on Fund shares redeemed within 180 days of purchase. Shares held longest will be treated as being redeemed first and shares held for the shortest amount of time will be treated as being redeemed last. Shares held for 180 days or more are not subject to the 1.00% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. A shareholder of a Fund who requests that the proceeds of a redemption be sent by wire will be charged a $15 fee.

Waivers of Redemption Fees. The Healthcare & Life Sciences Fund has elected not to impose the redemption fee for:

▪	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
▪	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
▪	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial adviser as part of a periodic rebalancing;
▪	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
▪	Involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
▪	Other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund’s or the Adviser's Chief Compliance Officer.

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Each Fund reserves the right to modify the redemption fee or waivers at any time. If there is a material change to a Fund’s redemption fee policy, the Fund will notify you at least 60 days prior to the effective date of the change.

Redemptions in Kind. The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 877-771-3836. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

Exchange Privilege

You may exchange shares of a particular class of the Fund only for shares of the same class of another fund in the Eventide family of funds. For example, you can exchange Class A shares of the Eventide Healthcare & Life Sciences Fund for Class A shares of the Eventide Gilead Fund. Shares of the fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Eventide Fund, which may result in a capital gain or loss.

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Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to certain restrictions and satisfying the eligibility requirements for investment in the new share class. The restrictions may be waived in certain circumstances based on the policies and procedures of specific intermediaries or at the discretion of the Adviser. Shares may only be converted into a share class with a lower expense ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Fund’s distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.

An investor may directly or through his or her financial intermediary contact the Funds to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate this conversion feature at any time.

DISTRIBUTION PLANS

The Funds have adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940 that allows the Funds to pay distribution and/or service fees in connection with the distribution of its Class A, Class C and Class N shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Funds’ Plan related to the Class A shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A shares for shareholder services and distribution related expenses. Each Fund is currently paying a 12b-1 fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial adviser for providing ongoing services to you.

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Class C Shares

Under the Funds’ Plan related to the Class C shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C shares. A portion of the distribution and services fees may be paid to your financial adviser for providing ongoing service to you.

Class N Shares

Under the Funds’ Plan related to the Class N shares, each Fund may pay an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class N shares for shareholder services and distribution related expenses. Each Fund is currently paying a 12b-1 fee of up to 0.20% for the Class N shares.

VALUING THE FUND’S ASSETS

Each Fund’s assets are generally valued at their market value. If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Funds’ assets at their fair value according to policies approved by the Funds’ Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The NAV for the Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.

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DIVIDENDS, DISTRIBUTIONS & TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends, interest and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains, interest and dividend income. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Please refer to the sections heading “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Multi-Asset Income Fund - Distribution Policy and Goals” and “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Risks” for a detailed description of the Eventide Multi-Asset Income Fund’s distribution policy and tax consequences.

Taxes

In general, selling shares of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when a Funds is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUNDS

Adviser

Eventide Asset Management, LLC, a Delaware limited liability company located at One International Place, Suite 3510, Boston, Massachusetts 02109, serves as adviser to each Fund. The Adviser was

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formed in April 2008. Management of the Funds is currently its primary business. Under the terms of the management agreement, the Adviser is responsible for formulating each Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Sub-Adviser: Multi-Asset Income Fund

Boyd Watterson Asset Management, LLC, an Ohio limited liability company, headquartered at 1801 E. 9th Street, Suite 1400, Cleveland, Ohio 44114 serves as sub-adviser to a portion of the Multi-Asset Income Fund’s portfolio. The Sub-Adviser was formed in 1928 and provides investment advisory services to individuals, pooled investment vehicles and profit and non-profit organizations. Boyd Watterson managed more than $7.38 billion in assets as of June 30, 2015. Boyd Watterson is a wholly owned subsidiary of Titanium Asset Management Corporation, which is 100% owned by TAMCO Holdings, LLC., located at 1801 E. 9th St., Suite 1400, Cleveland OH, 44114.

Subject to the oversight and approval of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund’s assets allocated to the Sub-Adviser for investment. The amount of the Fund’s assets managed by the Sub-Adviser is at the Adviser’s discretion and may represent 0% to 100% of the Fund’s portfolio. In addition, the Sub-Adviser is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Funds, the Adviser, and not the Fund, will pay the Sub-Adviser an annual fee of 0.30% of the first $99,999,999.00 of the average daily net assets managed by the Sub-Adviser and 0.17% of the average daily net assets managed by the Sub-Adviser thereafter.

Portfolio Managers

Dr. Finny Kuruvilla and David Barksdale serve as Portfolio Managers of the Gilead Fund. Dr. Kuruvilla is the Lead Portfolio Manager of the Gilead Fund.

Dr. Kuruvilla serves as the Portfolio Manager of the Healthcare & Life Sciences Fund.

Martin A. Wildy, CFA, is the Lead Portfolio Manager of the Fund. David M. Dirk serves as a Portfolio Manager for those assets allocated to the Sub-Adviser.

Finny Kuruvilla (Gilead Fund and Healthcare & Life Sciences Fund)
Finny Kuruvilla, M.D., Ph.D., has been primarily responsible for the day-to-day management of the Gilead Fund and Healthcare & Life Sciences Fund since its inception. Dr. Kuruvilla has been the Managing Partner of the Adviser since its inception in 2008. Dr. Kuruvilla possesses a diverse background in quantitative methods, with applications focused on innovations in science, engineering, and medicine. He holds an MD from Harvard Medical School, a PhD in Chemistry and Chemical Biology from Harvard University, a master’s degree in Electrical Engineering and Computer Science from MIT, and a bachelor’s degree from Caltech in Chemistry. From 2005-2008, Dr. Kuruvilla was a clinical fellow at the Brigham and Women's Hospital and a postdoctoral scientist at MIT. As an avid proponent of values-based investing, Dr. Kuruvilla has established rigorous standards in seeking out the most ethical companies at the outset of the stock selection process. From 2008-2016, Dr.

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Kuruvilla provided research services as an employee of Clarus Ventures, a healthcare and life sciences venture capital firm that manages approximately $1.2billion in assets. From 2006-2008, Dr. Kuruvilla was a research fellow at the Broad Institute of Harvard and MIT.

David Barksdale (Gilead Fund)
David Barksdale has been responsible for managing the Gilead Fund’s portfolio along with Dr. Kuruvilla, the Fund’s Lead Portfolio Manager, since 2010. Mr. Barksdale has a background in software development, engineering and management and is primarily responsible for quantitative research, risk analysis and tactical asset allocation. He holds a bachelor’s degree from Caltech in Engineering & Applied Science. By developing and applying novel analytical tools and strategies, Mr. Barksdale works to optimize portfolio returns on a risk-adjusted basis. Prior to joining the portfolio management team in 2008, Mr. Barksdale served as a Senior Services Manager with Cadence Design Systems, an information technology company, from October 2005 until November 2008.

Martin A. Wildy (Multi-Asset Fund)

Martin Wildy, CFA, has served as a Portfolio Manager of the Adviser since 2015. In addition to his role at Eventide, Mr. Wildy serves as a volunteer and consultant with the CFA Institute supporting the CFA examination process since 2008 as well as the CFA Digest publication since 2011. He also works as a consultant for Shute & Coombs Financial Advisers since 2015. From 2006 to 2015, Mr. Wildy was a Senior Portfolio Manager with Aris Wealth Services, a division of AssetMark, Inc. Mr. Wildy served on Aris’ Investment Committee and was responsible for investment decisions that impacted a number of the firm’s investment strategies, including Aris’ Income Builder and values-based portfolios. In his role, Mr. Wildy’s responsibilities included developing capital market assumptions, asset allocation decisions, investment due diligence, and portfolio management. Previously, Mr. Wildy was an equity analyst at 1620 Investment Advisers, Inc. where he was responsible for equity research primarily within the telecommunication, technology, and regional banking sectors. Mr. Wildy’s work at 1620 included developing proprietary quantitative models and conducting qualitative company research. His research directly supported the firm’s small/mid cap equity and Income Plus strategies.

Mr. Wildy holds a bachelor’s degree in Finance from The Pennsylvania State University and has held the Chartered Financial Analyst (CFA) designation since 2003.

David M. Dirk (Multi-Asset Fund)

David M. Dirk, CFA, has been co-Director of Fixed Income of the Sub-Adviser with responsibility for directing all Portfolio Management and Trading activity since 2011. This includes the implementation, execution and evaluation of all strategies across Boyd Watterson’s suite of fixed income products. Mr. Dirk joined Duff & Phelps, predecessor to Boyd Watterson Asset Management, in 1996. David holds a CFA Charter from CFA Institute, an MBA from Case Western Reserve University, and a BA from Baldwin-Wallace College. He is also a member of the CFA Society of Cleveland and CFA Institute.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of securities in the Funds.

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Advisory Fees

Each Fund is authorized to pay the Adviser an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding front-end or contingent deferred loads, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at a certain level through March 31, 2018. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser and upon the termination of the Management Agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by the Adviser for the Fund’s most recent fiscal year, (iii) the expense limitation for each Fund and (iv) waivers or repayments to the Adviser during the Fund’s most recent fiscal year of fees and expenses previously waived/reimbursed by the Adviser.

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation	Waivers/Expense Reimbursements Recaptured
Gilead Fund	1.00%	1.00%	Class A: 1.67% Class C: 2.42% Class N: 1.62% Class I: 1.42%	0.00%
Healthcare & Life Sciences Fund	1.10%	1.10%	Class A: 1.68% Class C: 2.43% Class N: 1.63% Class I: 1.43%	0.00%
Multi-Asset Fund	0.73%	0.00%	Class A: 1.20% Class C: 1.95% Class N: 1.15% Class I: 0.95%	0.73%

The Adviser intends to contribute a portion of its profits from managing the Fund to charities and service organizations. The Adviser may pay certain financial institutions (which may include banks,

EVENTIDE FUNDS Prospectus 1 April 2017	62

brokers, securities dealers and other industry professionals) a fee for providing distribution related services to the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Adviser on behalf of the Gilead Fund is available in the Fund’s annual report to shareholders for the period ended June 30, 2016. A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Adviser on behalf of the Healthcare & Life Sciences Fund is available in the Fund’s semi-annual report to shareholders for the period ended December 31, 2016. A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Adviser and Sub-Adviser on behalf of the Multi-Asset Fund is available in the Fund’s semi-annual report to shareholders for the period ended December 31, 2015.

FINANCIAL HIGHLIGHTS

EVENTIDE GILEAD FUND

The following tables are intended to help you better understand the financial performance of the Funds’ Class A, Class C, Class N and Class I shares since their inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund’s Class A, Class C, Class N and Class I shares, assuming reinvestment of all dividends and distributions.  The information for the fiscal years ended June 30 have been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the annual report, which is available upon request. The information for the semi-annual period ended December 31, 2016 is unaudited.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

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Class N

	Six Months
	Ended	Year	Year	Year	Year	Year
	December 31,	Ended	Ended	Ended	Ended	Ended
	2016	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Net asset value, beginning of period	$23.38	$29.19	$24.74	$18.47	$13.62	$14.89
Activity from investment operations:
Net investment loss[1]	(0.01)	(0.10)	(0.14)	(0.10)	(0.10)	(0.16)
Net realized and unrealized gain (loss) on investments	2.41	(5.42)	4.63	6.53	4.95	(0.48)
Total from investment operations	2.40	(5.52)	4.49	6.43	4.85	(0.64)
Less distributions from:
Net realized gains	—	(0.29)	(0.04)	(0.16)	—	(0.63)
Total distributions	—	(0.29)	(0.04)	(0.16)	—	(0.63)
Paid-in-Capital from Redemption Fees[1]	—	—	0.00 [7]	—	—	—
Net asset value, end of period	$25.78	$23.38	$29.19	$24.74	$18.47	$13.62
Total return[2]	10.27%[8]	(18.99)%	18.20%	34.92%	35.61%	(3.91)%
Net assets, at end of period (000s)	$306,757	$355,450	$659,296	$290,591	$27,722	$12,400
Ratio of gross expenses to average net assets before expense reimbursement or recapture[3,4,5]	1.40%[9]	1.39%	1.35%	1.43%	1.73%	2.04%
Ratio of net expenses to average net assets after expense reimbursement or recapture[4,5]	1.40%[9]	1.39%	1.35%	1.50%	1.62%	1.63%
Ratio of net investment loss to average net assets[4,5,6]	(0.07)%[9]	(0.36)%	(0.51)%	(0.43)%	(0.65)%	(1.18)%
Portfolio Turnover Rate	13%[8]	28%	21%	17%	91%	257%

1.	Per share amounts calculated using the average shares method.
2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.
3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
5.	The ratios include 0.00% for the year ended June 30, 2013, and 0.01% for the year ended June 30, 2012 attributable to interest expense.
6.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
7.	Amount represents less than $0.01 per share.
8.	Not annualized.
9.	Annualized.

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Class A

	Six Months
	Ended	Year	Year		Year		Year		Year
	December	Ended	Ended		Ended		Ended		Ended
	31, 2016	June 30,	June 30,		June 30,		June 30,		June 30,
	(Unaudited)	2016	2015		2014		2013		2012
Net asset value, beginning of period	$23.32	$29.13		$24.69		$18.44		$13.61		$14.89
Activity from investment operations:
Net investment loss[1]	(0.02)	(0.10)		(0.15)		(0.11)		(0.11)		(0.16)
Net realized and unrealized gain (loss) on investments	2.40	(5.42)		4.63		6.52		4.94		(0.49)
Total from investment operations	2.38	(5.52)		4.48		6.41		4.83		(0.65)
Less distributions from:
Net realized gains	—	(0.29)		(0.04)		(0.16)		—		(0.63)
Total distributions	—	(0.29)		(0.04)		(0.16)		—		(0.63)
Net asset value, end of period	$25.70	$23.32		$29.13		$24.69		$18.44		$13.61
Total return[2]	10.21%[7]	(19.03)%		18.15%		34.87%		35.49%		(3.97)%
Net assets, at end of period (000s)	$506,360	$558,602		$692,671		$263,436		$29,929		$13,148
Ratio of gross expenses to average net assets before expense reimbursement or recapture[3,4,5]	1.45%[8]	1.44%		1.40%		1.48%		1.78%		2.07%
Ratio of net expenses to average net assets after expense reimbursement or recapture[4,5]	1.45%[8]	1.44%		1.40%		1.55%		1.67%		1.68%
Ratio of net investment loss to average net assets[4,5,6]	(0.15)%[8]	(0.41)%		(0.56)%		(0.46)%		(0.70)%		(1.22)%
Portfolio Turnover Rate	13%[7]	28%		21%		17%		91%		257%

1.	Per share amounts calculated using the average shares method.
2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.
3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
5.	The ratios include 0.00% for the year ended June 30, 2013, and 0.01% for the year ended June 30, 2012 attributable to interest expense.
6.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
7.	Not Annualized.
8.	Annualized.

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Class C

	For the
	Six Months
	Ended	Year	Year	Year	Year	Year
	December	Ended	Ended	Ended	Ended	Ended
	31, 2016	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.10	$27.83	$23.77	$17.91	$13.31	$14.69
Activity from investment operations:
Net investment loss[1]	(0.10)	(0.27)	(0.34)	(0.27)	(0.22)	(0.26)
Net realized and unrealized gain (loss) on investments	2.27	(5.17)	4.44	6.29	4.82	(0.49)
Total from investment operations	2.17	(5.44)	4.10	6.02	4.60	(0.75)
Less distributions from:
Net realized gains	—	(0.29)	(0.04)	(0.16)	—	(0.63)
Total distributions	—	(0.29)	(0.04)	(0.16)	—	(0.63)
Paid-in-Capital From Redemption Fees[1]	—	—	0.00 [7]	—	—	—
Net asset value, end of period	$24.27	$22.10	$27.83	$23.77	$17.91	$13.31
Total return[2]	9.82%[8]	(19.63)%	17.25%	33.72%	34.56%	(4.73)%
Net assets, at end of period (000s)	$188,316	$193,872	$184,202	$54,891	$3,599	$1,314
Ratio of gross expenses to average net assets before expense reimbursement or recapture[3,4,5]	2.20%[9]	2.19%	2.15%	2.23%	2.53%	2.83%
Ratio of net expenses to average net assets after expense reimbursement or recapture[4,5]	2.20%[9]	2.19%	2.15%	2.30%	2.42%	2.43%
Ratio of net investment loss to average net assets[4,5,6]	(0.91)%[9]	(1.16)%	(1.31)%	(1.20)%	(1.45)%	(1.99)%
Portfolio Turnover Rate	13%[8]	28%	21%	17%	91%	257%

1.	Per share amounts calculated using the average shares method.
2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the impact of sales charges, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.
3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
5.	The ratios include 0.00% for the year ended June 30, 2013, and 0.01% for the year ended June 30, 2012 attributable to interest expense.
6.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
7.	Amount represents less than $0.01 per share.
8.	Not annualized.
9.	Annualized.

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Class I

	For the
	Six Months
	Ended	Year	Year	Year	Year	Year
	December	Ended	Ended	Ended	Ended	Ended
	31, 2016	June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$23.68	$29.50	$24.95	$18.59	$13.68	$14.93
Activity from investment operations:
Net investment income (loss)[1]	0.01	(0.04)	(0.09)	(0.05)	(0.08)	(0.13)
Net realized and unrealized gain (loss) on investments	2.44	(5.49)	4.68	6.57	4.99	(0.49)
Total from investment operations	2.45	(5.53)	4.59	6.52	4.91	(0.62)
Less distributions from:
Net realized gains	—	(0.29)	(0.04)	(0.16)	—	(0.63)
Total distributions	—	(0.29)	(0.04)	(0.16)	—	(0.63)
Paid-in-Capital From Redemption Fees[1]	—	—	0.00 [7]	—	—	—
Net asset value, end of period	$26.13	$23.68	$29.50	$24.95	$18.59	$13.68
Total return[2]	10.39%[8]	(18.82)%	18.45%	35.18%	35.89%	(3.76)%
Net assets, at end of period (000s)	$269,486	$291,704	$401,133	$117,243	$3,703	$1,586
Ratio of gross expenses to average net assets before expense reimbursement or recapture[3,4,5]	1.20%[9]	1.19%	1.15%	1.23%	1.53%	1.87%
Ratio of net expenses to average net assets after expense reimbursement or recapture[4,5]	1.20%[9]	1.19%	1.15%	1.30%	1.42%	1.43%
Ratio of net investment loss to average net assets[4,5,6]	0.11%[9]	(0.16)%	(0.32)%	(0.20)%	(0.48)%	(1.01)%
Portfolio Turnover Rate	13%[8]	28%	21%	17%	91%	257%

1.	Per share amounts calculated using the average shares method.
2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.
3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
5.	The ratios include 0.00% for the year ended June 30, 2013, and 0.01% for the year ended June 30, 2012 attributable to interest expense.
6.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
7.	Amount represents less than $0.01 per share.
8.	Not annualized.
9.	Annualized.

EVENTIDE FUNDS Prospectus 1 April 2017	67

EVENTIDE HEALTHCARE & LIFE SCIENCES FUND

The following tables are intended to help you better understand the financial performance of the Funds’ Class A, Class C, Class N and Class I shares since their inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund’s Class A, Class C, Class N and Class I shares, assuming reinvestment of all dividends and distributions.   The information for the fiscal years ended June 30 have been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the annual report, which is available upon request. The information for the semi-annual period ended December 31, 2016 is unaudited.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

EVENTIDE FUNDS Prospectus 1 April 2017	68

Class N

	For the
	Six Months
	Ended	Year	Year	Year	Period
	December	Ended	Ended	Ended	Ended
	31, 2016	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2016	2015	2014	2013[1]
Net asset value, beginning of period	$18.70	$26.15	$17.53	$12.50	$10.00
Activity from investment operations:
Net investment loss[2]	(0.15)	(0.30)	(0.31)	(0.26)	(0.09)
Net realized and unrealized gain (loss) on investments	1.41	(6.90)	8.91	5.25	2.59
Total from investment operations	1.26	(7.20)	8.60	4.99	2.50
Less distributions from:
Net realized gains	—	(0.29)	—	—	—
Total distributions	—	(0.29)	—	—	—
Paid-in-Capital From Redemption Fees[2]	0.00 [9]	0.04	0.02	0.04	—
Net asset value, end of period	$19.96	$18.70	$26.15	$17.53	$12.50
Total return[3]	6.74%[6]	(27.64)%	49.23%	40.24%	25.00%[6]
Net assets, at end of period (000s)	$35,439	$39,558	$42,632	$15,646	$651
Ratio of gross expenses to average net assets before expense reimbursement or recapture[4,5]	1.52%[7]	1.52%	1.50%	1.69%	9.50%[7]
Ratio of net expenses to average net assets after expense reimbursement or recapture[5]	1.52%[7]	1.52%	1.53%	1.63%	1.63%[7]
Ratio of net investment loss to average net assets[5,8]	(1.42)%[7]	(1.42)%	(1.46)%	(1.52)%	(1.53)%[7]
Portfolio Turnover Rate	7%[6]	28%	26%	33%	41%[6]

1.	The Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.
2.	Per share amounts calculated using the average shares method.
3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.
4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
6.	Not annualized.
7.	Annualized.
8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

9.	Amount represents less than $0.01 per share.

EVENTIDE FUNDS Prospectus 1 April 2017	69

Class A

	For the
	Six Months
	Ended		Year	Year	Year	Period
	December		Ended	Ended	Ended	Ended
	31, 2016		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013[1]
Net asset value, beginning of period	$18.65		$26.09	$17.50	$12.48	$10.00
Activity from investment operations:
Net investment loss[2]	(0.15)		(0.31)	(0.32)	(0.26)	(0.10)
Net realized and unrealized gain (loss) on investments	1.40		(6.88)	8.89	5.24	2.58
Total from investment operations	1.25		(7.19)	8.57	4.98	2.48
Less distributions from:
Net realized gains	—		(0.29)	—	—	—
Total distributions	—		(0.29)	—	—	—
Paid-in-Capital From Redemption Fees[2]	0.00	[9]	0.04	0.02	0.04	—
Net asset value, end of period	$19.90		$18.65	$26.09	$17.50	$12.48
Total return[3]	6.70%[6]		(27.64)%	49.09%	40.22%	24.80%[6]
Net assets, at end of period (000s)	$146,169		$148,927	$148,921	$64,239	$2,808
Ratio of gross expenses to average net assets before expense reimbursement or recapture[4,5]	1.57%[7]		1.57%	1.55%	1.74%	9.55%[7]
Ratio of net expenses to average net assets after expense reimbursement or recapture[5]	1.57	%7	1.57%	1.58%	1.68%	1.68%[7]
Ratio of net investment loss to average net assets[5,8]	(1.47)%[7]		(1.47)%	(1.51)%	(1.57)%	(1.56)%[7]
Portfolio Turnover Rate	7%[6]		28%	26%	33%	41%[6]

1.	The Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.
2.	Per share amounts calculated using the average shares method.
3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.
4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
6.	Not annualized.
7.	Annualized.
8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
9.	Amount represents less than $0.01 per share.

EVENTIDE FUNDS Prospectus 1 April 2017	70

Class C

	For the
	Six Months
	Ended	Year	Year	Year	Period
	December	Ended	Ended	Ended	Ended
	31, 2016	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2016	2015	2014	2013[1]
Net asset value, beginning of period	$18.18	$25.62	$17.31	$12.44	$10.00
Activity from investment operations:
Net investment loss[2]	(0.22)	(0.46)	(0.48)	(0.38)	(0.14)
Net realized and unrealized gain (loss) on investments	1.36	(6.72)	8.77	5.21	2.58
Total from investment operations	1.14	(7.18)	8.29	4.83	2.44
Less distributions from:
Net realized gains	—	(0.29)	—	—	—
Total distributions	—	(0.29)	—	—	—
Paid-in-Capital from Redemption Fees[2]	0.00 [9]	0.03	0.02	0.04	—
Net asset value, end of period	$19.32	$18.18	$25.62	$17.31	$12.44
Total return[3]	6.27%[6]	(28.15)%	48.01%	39.15%	24.40%[6]
Net assets, at end of period (000s)	$45,561	$43,851	$40,277	$12,201	$556
Ratio of gross expenses to average net assets before expense reimbursement or recapture[4,5]	2.32%[7]	2.32%	2.30%	2.49%	10.30%[7]
Ratio of net expenses to average net assets after expense reimbursement or recapture[5]	2.32%[7]	2.32%	2.33%	2.43%	2.43%[7]
Ratio of net investment loss to average net assets[5,8]	(2.22)%[7]	(2.22)%	(2.26)%	(2.32)%	(2.31)%[7]
Portfolio Turnover Rate	7%[6]	28%	26%	33%	41%[6]

1.	The Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.
2.	Per share amounts calculated using the average shares method.
3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the impact of sales charges, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.
4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
6.	Not annualized.
7.	Annualized.
8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
9.	Amount represents less than $0.01 per share.

EVENTIDE FUNDS Prospectus 1 April 2017	71

Class I

	For the
	Six Months
	Ended	Year	Year	Year	Period
	December 31,	Ended	Ended	Ended	Ended
	2016	June 30,	June 30,	June 30,	June 30,
	(Unaudited)	2016	2015	2014	2013[1]
Net asset value, beginning of period	$18.82	$26.26	$17.57	$12.50	$10.00
Activity from investment operations:
Net investment loss[2]	(0.13)	(0.26)	(0.27)	(0.22)	(0.08)
Net realized and unrealized gain (loss) on investments	1.41	(6.93)	8.94	5.25	2.58
Total from investment operations	1.28	(7.19)	8.67	5.03	2.50
Less distributions from:
Net realized gains	—	(0.29)	—	—	—
Total distributions	—	(0.29)	—	—	—
Paid-in-Capital From Redemption Fees[2]	0.00 [9]	0.04	0.02	0.04	—
Net asset value, end of period	$20.10	$18.82	$26.26	$17.57	$12.50
Total return[3]	6.85%[6]	(27.46)%	49.46%	40.56%	25.00%[6]
Net assets, at end of period (000s)	$82,392	$69,257	$70,382	$26,301	$1,941
Ratio of gross expenses to average net assets before expense reimbursement or recapture[4,5]	1.32%[7]	1.32%	1.30%	1.49%	9.30%[7]
Ratio of net expenses to average net assets after expense reimbursement or recapture[5]	1.32%[7]	1.32%	1.33%	1.43%	1.43%[7]
Ratio of net investment loss to average net assets[5,8]	(1.23)%[7]	(1.22)%	(1.26)%	(1.32)%	(1.33)%[7]
Portfolio Turnover Rate	7%[6]	28%	26%	33%	41%[6]

1.	The Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.
2.	Per share amounts calculated using the average shares method.
3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.
4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
5.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
6.	Not annualized.
7.	Annualized.
8.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
9.	Amount represents less than $0.01 per share.

EVENTIDE FUNDS Prospectus 1 April 2017	72

EVENTIDE MULTI-ASSET INCOME FUND

The following tables are intended to help you better understand the financial performance of the Funds’ Class A, Class C, Class N and Class I shares since their inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in each Fund’s Class A, Class C, Class N and Class I shares, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended June 30 have been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the annual report, which is available upon request. The information for the semi-annual period ended December 31, 2016 is unaudited.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

Class N

	For the
	Six Months
	Ended	Period
	December 31,	Ended
	2016	June 30,
	(Unaudited)	2016[1]
Net asset value, beginning of period	$10.32	$10.00
Activity from investment operations:
Net investment income[2]	0.10	0.27
Net realized and unrealized gain on investments	0.09	0.21
Total from investment operations	0.19	0.48
Less distributions from:
Net investment income	(0.09)	(0.15)
Net realized gains	(0.02)	(0.01)
Total distributions	(0.11)	(0.16)
Net asset value, end of period	$10.40	$10.32
Total return[3]	2.17%[6]	4.79%[6]
Net assets, at end of period (000s)	$8,342	$3,899
Ratio of gross expenses to average net assets before expense reimbursement[4,5]	1.26%[7]	2.06%[7]
Ratio of net expenses to average net assets after expense reimbursement[5]	1.15%[7]	1.15%[7]
Ratio of net investment income to average net assets[5,8]	2.02%[7]	2.82%[7]
Portfolio Turnover Rate	21%[6]	18%[6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.
2.	Per share amounts calculated using the average shares method.
3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.
4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
5.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
6.	Not annualized.
7.	Annualized.
8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

EVENTIDE FUNDS Prospectus 1 April 2017	73

Class A

	For the
	Six Months
	Ended	Period
	December 31,	Ended
	2016	June 30,
	(Unaudited)	2016[1]
Net asset value, beginning of period	$10.32	$10.00
Activity from investment operations:
Net investment income[2]	0.10	0.27
Net realized and unrealized gain on investments	0.09	0.20
Total from investment operations	0.19	0.47
Less distributions from:
Net investment income	(0.09)	(0.14)
Net realized gains	(0.02)	(0.01)
Total distributions	(0.11)	(0.15)
Net asset value, end of period	$10.40	$10.32
Total return[3]	2.14%[6]	4.74%[6]
Net assets, at end of period (000s)	$19,499	$8,124
Ratio of gross expenses to average net assets before expense reimbursement[4,5]	1.31%[7]	2.13%[7]
Ratio of net expenses to average net assets after expense reimbursement[5]	1.20%[7]	1.20%[7]
Ratio of net investment income to average net assets[5,8]	1.97%[7]	2.82%[7]
Portfolio Turnover Rate	21%[6]	18%[6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.
2.	Per share amounts calculated using the average shares method.
3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.
4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
5.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
6.	Not annualized.
7.	Annualized.
8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

EVENTIDE FUNDS Prospectus 1 April 2017	74

Class C

	For the
	Six Months
	Ended	Period
	December 31,	Ended
	2016	June 30,
	(Unaudited)	2016[1]
Net asset value, beginning of period	$10.30	$10.00
Activity from investment operations:
Net investment income[2]	0.06	0.19
Net realized and unrealized gain on investments	0.10	0.22
Total from investment operations	0.16	0.41
Less distributions from:
Net investment income	(0.05)	(0.10)
Net realized gains	(0.02)	(0.01)
Total distributions	(0.07)	(0.11)
Net asset value, end of period	$10.39	$10.30
Total return[3]	1.70%[6]	4.08%[6]
Net assets, at end of period (000s)	$4,084	$2,424
Ratio of gross expenses to average net assets before expense reimbursement[4,5]	2.06%[7]	2.81%[7]
Ratio of net expenses to average net assets after expense reimbursement[5]	1.95%[7]	1.95%[7]
Ratio of net investment income to average net assets[5,8]	1.20%[7]	1.99%[7]
Portfolio Turnover Rate	21%[6]	18%[6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.
2.	Per share amounts calculated using the average shares method.
3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the impact of sales charges, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.
4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
5.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
6.	Not annualized.
7.	Annualized.
8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

EVENTIDE FUNDS Prospectus 1 April 2017	75

Class I

	For the
	Six Months
	Ended	Period
	December 31,	Ended
	2016	June 30,
	(Unaudited)	2016[1]
Net asset value, beginning of period	$10.33	$10.00
Activity from investment operations:
Net investment income[2]	0.11	0.28
Net realized and unrealized gain on investments	0.08	0.22
Total from investment operations	0.19	0.50
Less distributions from:
Net investment income	(0.10)	(0.16)
Net realized gains	(0.02)	(0.01)
Total distributions	(0.12)	(0.17)
Net asset value, end of period	$10.40	$10.33
Total return[3]	2.24%[6]	5.03%[6]
Net assets, at end of period (000s)	$32,327	$18,081
Ratio of gross expenses to average net assets before expense reimbursement[4,5]	1.06%[7]	1.81%[7]
Ratio of net expenses to average net assets after expense reimbursement[5]	0.95%[7]	0.95%[7]
Ratio of net investment income to average net assets[5,8]	2.14%[7]	2.94%[7]
Portfolio Turnover Rate	21%[6]	18%[6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.
2.	Per share amounts calculated using the average shares method.
3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.
4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.
5.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
6.	Not annualized.
7.	Annualized.
8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

EVENTIDE FUNDS Prospectus 1 April 2017	76

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

1.	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
2.	Shares purchased by or through a 529 Plan
3.	Shares purchased through a Merrill Lynch affiliated investment advisory program
4.	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
5.	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
6.	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
7.	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
8.	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
9.	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
10.	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

EVENTIDE FUNDS Prospectus 1 April 2017	77

CDSC Waivers on A and C Shares available at Merrill Lynch

1.	Death or disability of the shareholder
2.	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
3.	Return of excess contributions from an IRA Account
4.	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
5.	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
6.	Shares acquired through a right of reinstatement
7.	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

1.	Breakpoints as described in this prospectus
2.	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
3.	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

The information disclosed in the appendix is part of, and incorporated in, the prospectus

EVENTIDE FUNDS Prospectus 1 April 2017	78

PRIVACY NOTICE
Mutual Fund Series Trust Revised June 2011 1 of 2

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

1.         Social Security number and wire transfer instructions

2.        account transactions and transaction history

3.      investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

EVENTIDE FUNDS Prospectus 1 April 2017	79

PRIVACY NOTICE
Mutual Fund Series Trust Revised June 2011 2 of 2

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

1.        open an account or deposit money

2.        direct us to buy securities or direct us to sell your securities

3.        seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

1.        sharing for affiliates’ everyday business purposes – information about your creditworthiness.

2.        affiliates from using your information to market to you.

3.        sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. 1. Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. 2. Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. 3. Mutual Fund Series Trust doesn’t jointly market.

QUESTIONS?	Call 1-866-447-4228

EVENTIDE FUNDS Prospectus 1 April 2017	80

FOR MORE INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into (made legally part of) this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Funds’ performance results as of the Funds’ latest semi-annual or annual fiscal year end.

Call the Fund at 877-771-3836 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.eventidefunds.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21872